IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

THIS IRREVOCABLE TRANSFER AGENT INSTRUCTIONS (this “Agreement”), dated as of March 28, 2008, by and among INTREPID TECHNOLOGY AND RESOURCES, INC., an Idaho corporation (the “Company”), COLUMBIA STOCK TRANSFER COMPANY (the “Transfer Agent”) and YA GLOBAL INVESTMENTS, L.P. a Cayman Island exempted limited partnership (individually, a “Buyer” or collectively, “Buyers”).

WITNESSETH

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and the Buyer are executing and delivering a Securities Purchase Agreement, dated the date hereof (the “Securities Purchase Agreement”) pursuant to which the Company has agreed to sell and the Buyer(s) have agreed to purchase convertible debentures (collectively, the “Debentures”) in the aggregate principal amount of Five Hundred Eighty-Five Thousand Dollars ($585,000) plus accrued interest, which are convertible into shares of the Company’s common stock, par value $0.005 per share (the “Conversion Shares”), at the Buyers discretion;

WHEREAS, pursuant to the Securities Purchase Agreement the Company has issued to the Buyer(s) warrants to purchase a minimum of 4,200,000 shares of Common Stock at the Buyer’s discretion (the “Warrant” and the “Warrant Shares”);

WHEREAS, pursuant to the Convertible Debentures the Company shall be entitled to make payment of interest outstanding there under in shares of the Company’s common stock (the “Interest Shares”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and the Buyer are executing and delivering a Registration Rights Agreement dated the date hereof (the “Registration Rights Agreement”) pursuant to which the Buyer shall be entitled to payment of liquidated damages in shares of the Company’s common stock upon the occurrence of the events articulated therein (the “Liquidated Damages Shares”);

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company, the Buyer(s) and the Transfer Agent hereby agree as follows:

1.	CONVERSION SHARES, INTEREST SHARES, LIQUIDATED DAMAGES SHARES AND WARRANT SHARES.

(a) Instructions Applicable to Transfer Agent. The parties here to acknowledge that the Buyer(s) shall irrevocably be entitled to deliver to the Transfer Agent on behalf of the Company a Conversion Notice (the “Conversion Notice”) in the form attached as Exhibit A to the Debentures, or an Exercise Notice (the “Exercise Notice”) in the form attached as Exhibit A to the Warrant. Upon the Transfer Agents receipt of a properly completed and duly executed Conversion Notice or an Exercise Notice, the Transfer Agent shall without the confirmation or instructions from the Company and within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice or the Exercise Notice, a certificate, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or Exercise Notice or (ii) provided the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyer’s or their designees’ balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof “Trading Day” shall mean any day on which the Nasdaq Market is open for customary trading.

(b). No Restrictive Legends. The certificates representing the Conversion Shares and the Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit I attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit II attached hereto.

(c)  Restrictive Legends. In the event that the Conversion Shares, Interest Shares, Liquidated Damages Shares, and Warrant Shares are not registered for sale under the Securities Act of 1933, as amended, and the certificates for the Conversion Shares, Interest Shares, Liquidated Damages Shares, and Warrant Shares shall bear the following legend, or its equivalent:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

(d) Removal of Restrictive Legends. In the event that the Buyer submits to the Transfer Agent the Conversion Shares, Interest Shares, Liquidated Damages Shares, and Warrant Shares for the removal of the restrictive legends whether in connection with a sale of such shares pursuant to any exemption to the registration requirements the Securities Act of 1933, as amended, or otherwise the Transfer Agents shall without the confirmation or instructions from the Company and within three (3) Trading Days of receipt of all required documentation from the Buyer, its agent or counsel, (i) issue and surrender to a common carrier for overnight delivery to the address as specified by the Buyer(s), a certificate, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth pursuant to their submission or (ii) provided the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyer’s or their designees’ balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof “Trading Day” shall mean any day on which the Nasdaq Market is open for customary trading.

(e) Opinions of Counsel. In the event that the Buyer submits to the Transfer Agent the Conversion Shares, Interest Shares, Liquidated Damages Shares, and Warrant Shares for the removal of the restrictive legends whether in connection with a sale of such shares pursuant to any exemption to the registration requirements the Securities Act of 1933, as amended, or otherwise and the Company and or its counsels refuses or fails for any reason to render an opinion of counsel required for the removal of the restrictive legends the Company hereby represents and warrants that the Buyer is hereby irrevocably and expressly authorized to have counsel to the Buyer to render any and all opinions which may be required and relied upon by the Transfer Agent.

In the event the Buyer submits an opinion of counsel as contemplated in the preceding paragraph the Transfer Agent hereby acknowledges it will rely on and accept such opinion of counsel and all documentation submitted in connection therewith, with out the confirmation or instructions from the Company, and issue such Conversion Shares, Interest Shares, Liquidated Damages Shares, and Warrant Shares without restrictive legends as instructed by the Buyer as per Section 1 (d) herein.

2.  RESERVATION OF SHARES OF THE COMPANY.

(a). The Transfer Agent shall reserve for issuance to the Buyers a minimum of 60,000,000 Conversion Shares and 4,200,000 Warrant Shares, as may be increased under the Warrant,. Under no circumstances, including but not limited to the exhaustion of the number of reserved shares articulated herein, increase of the number of Warrant Shares pursuant to terms of the Warrant, the share reserve articulated herein is not created or other wise, shall such reservation of Conversion Shares and Warrant shares articulated herein be deemed to be a cap on the number of Conversion Shares and Warrant Shares to be issued to the Buyer.

(b). All such shares shall remain in reserve with the Transfer Agent until the Buyers provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

(c) The Company and the Transfer Agent acknowledge that as of the date hereof no share reserve exists or will exist so long as the Convertible Debentures are outstanding.

3.	AUTHORIZED AGENT OF THE COMPANY.

(a) The Company hereby irrevocably appoints the Buyer Escrow Agent as a duly authorized agent of the Company for the purposes of authorizing the Transfer Agent to process issuances and transfers specifically contemplated herein.

(b) The Transfer Agent shall accept and rely exclusively on the Conversion Notice, the Escrow Notice, the Exercise Notice or the Escrowed Shares submitted by the Buyer(s) and shall not seek confirmation and/or instructions from the Company to process the Conversion Notice, the Escrow Notice, or the Exercise Notice or the issuance of the Escrowed Shares with or without Legends.

(c)  The Transfer Agent shall accept and rely exclusively on the opinions of counsel and other documentation submitted by the Buyer(s) for the removal of the restrictive legends as contemplated hereunder and shall not seek confirmation and/or instructions from the Company to process such submission by the Buyer(s).

(d) The Transfer Agent shall have no liability for relying on such instructions. Any Conversion Notice, Escrow Notice, Exercise Notice or request for removal of restrictive legends and such supporting documentation delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

(e) The Company hereby confirms to the Transfer Agent and the Buyers that it can NOT and will NOT give instructions, including stop orders or otherwise, other than as contemplated herein to Transfer Agent with regard to the issuances contemplated herein.

(f) In the event that the Company provides instructions contrary to this Agreement to the Transfer Agent, including but not limited to stop orders, the Transfer Agent will disregard any contrary instructions, including but not limited to stop orders, submitted by or on behalf of the Company and act according to such instructions provided by the Buyer and according the time requirements set forth herein.

(g) The Company shall not be entitled to nor will the Transfer Agent grant a suspension of the obligations hereunder for any time period in order for the Company to obtain a court order or its equivalent in order to prevent the Transfer Agent from acting hereunder.

(h) The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

(i) The Transfer Agent, upon request of the Buyer(s) and with out instruction or confirmation by the Company, will provide to the Buyer(s) the total number of authorized shares of the Company’s Common Stock as well as the current outstanding shares of the Company’s Common Stock as of the date of the request.

(j) Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyers, a partner of the general partner of the Buyers and counsel to the Buyers in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyers and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

4.	REPLACEMENT OF TRANSFER AGENT.

(a) The Company hereby agrees that it shall not replace the Transfer Agent as the Company’s transfer agent without the prior written consent of the Buyers.

(b) Any attempt by Transfer Agent to resign as the Company’s transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

5.  ISSUANCE OF CAPITAL STOCK.

The Company herby confirms and the Transfer Agent acknowledges that while any portion of the Debenture remains unpaid and unconverted the Company and the Transfer Agent shall not, without the prior consent of the Buyers, (i) issue any Common Stock or Preferred Stock without consideration or for a consideration per share less than closing bid price determined immediately prior to its issuance, (ii) issue any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the closing bid price of the Common Stock determined immediately prior to its issuance, (iii) issue any S-8 shares of the Company’s Common Stock.

6.	MISCELEANEOUS.

(a) The Company and the Transfer Agent acknowledge that the Buyers is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyers purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyers would not purchase the Debentures.

(b) Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyers will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyers shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

(c) Each party hereto specifically acknowledges and agrees that in any action to enforce this Agreement or any right hereunder the prevailing party will be entitled to recover its reasonable attorney’s fees and expenses from the other party or parties.

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IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

COMPANY:

Intrepid Technology and Resources, Inc.

By:	/s/ Jacob D. Dustin
Name: Jacob D. Dustin
Title: President

/s/ David Gonzalez, Esq.
David Gonzalez, Esq.

Columbia Stock Transfer Company

By:	/s/ Michelle King
Name:	Michelle King
Title:	President

SCHEDULE I

SCHEDULE OF BUYERS

Name	Signature		Address/Facsimile Number of Buyers

YA Global Investments, L.P.	By:	Yorkville Advisors, LLC	101 Hudson Street - Suite 3700
	Its:	General Partner	Jersey City, NJ 07302
Facsimile: (201) 985-8266

	By:	/s/ Mark Angelo
	Name:	Mark Angelo
	Its:	Portfolio Manager

SCHEDULE I-1

EXHIBIT I

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

_________, 2008

________

Attention:

RE: INTREPID TECHNOLOGY AND RESOURCES, INC.

Ladies and Gentlemen:

We are counsel to Intrepid Technology and Resources, Inc. (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of ________________ ____, 2008 (the “Securities Purchase Agreement”), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the “Buyers”) pursuant to which the Company has agreed to sell to the Buyers up to $585,000 of secured convertible debentures, which shall be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.005 per share (the “Common Stock”), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of ______________ ___, 2008, with the Buyers (the “Investor Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 200_, the Company filed a Registration Statement (File No. ___-_________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the sale of the Conversion Shares.

In connection with the foregoing, we advise the Transfer Agent that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 200_ and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

EXHIBIT I-1

The Buyers has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.

Very truly yours,

By:

EXHIBIT I-2

EXHIBIT II

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF OPINION

________________ 200_

VIA FACSIMILE AND REGULAR MAIL

________

Attention:

RE: INTREPID TECHNOLOGY AND RESOURCES, INC.

Ladies and Gentlemen:

We have acted as special counsel to Intrepid Technology and Resources, Inc. (the “Company”), in connection with the registration of ___________shares (the “Shares”) of its common stock with the Securities and Exchange Commission (the “SEC”). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

In rendering this opinion we have relied on the accuracy of the Company’s Registration Statement on Form SB-2, as amended (the “Registration Statement”), filed by the Company with the SEC on _________ ___, 200_. The Company filed the Registration Statement on behalf of certain selling stockholders (the “Selling Stockholders”). This opinion relates solely to the Selling Shareholders listed on Exhibit “A” hereto and number of Shares set forth opposite such Selling Stockholders’ names. The SEC declared the Registration Statement effective on __________ ___, 200_.

We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading “Selling Stockholders” in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

In rendering this opinion we have relied upon the accuracy of the foregoing statements.

EXHIBIT II

Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that ________ may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit “A” hereto.

This opinion is furnished to Transfer Agent specifically in connection with the sale or transfer of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,

EXHIBIT II-2

EXHIBIT A

(LIST OF SELLING STOCKHOLDERS)

Name:	No. of Shares:

EXHIBIT A